UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report: April 24, 2008

QUIXOTE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-08123	36-2675371
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (312) 467-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR   240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 24, 2008, we issued a press release announcing our financial results for our third quarter ended March 31, 2008.   The full text of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.

In a conference call discussing the press release, management disclosed certain information which may be considered important to certain shareholders.

Backlog as of March 31, 2008 was $43.4 million compared to $44.8 million as of March 31, 2007.  Intersection Control backlog increased to $28.5 million compared to $27.6 million last year.  The backlog for the Protect and Direct segment decreased to $6.9 million from $9.2 million last year.  For the Inform segment, backlog increased slightly to $8 million.

Sales for the Intersection Control segment for the third quarter of fiscal 2008 were $7 million.  The quarterly sales level for the segment to record break-even profit is currently expected to be between $9 and $10 million depending on several factors including product sales mix.

A conference call discussing the press release was recorded and is available for replay through Thursday, May 1, 2008.  To access the replay, please call (888) 286-8010 and enter passcode 33502449. The recorded web cast will also be available at “www.quixotecorp.com”.

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, projections, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not historical facts.  Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report.  Forward-looking statements are subject to numerous risks, uncertainties and assumptions about us and our business.  These risks and uncertainties are discussed in our annual report on Form 10-K for the year ended June 30, 2007.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  We do not undertake to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.  For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01              Financial Statements and Exhibits.

The following Exhibits are included herein:

(d)                                 Exhibits

99           Press Release issued by Quixote Corporation, dated April 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION

DATE:	April 24, 2008	/s/ Daniel P. Gorey
DANIEL P. GOREY
Vice President, Chief Financial Officer and Treasurer
(Chief Financial & Accounting Officer)